Prospectus Supplement	May 1, 2008

PUTNAM CLASSIC EQUITY FUND Prospectus dated March 30, 2008

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Large-Cap Value Team primarily responsible for the day-to-day management of the fund’s portfolio are now Michael Abata and David Calabro (Portfolio Leaders).

Positions held by Mr. Abata over the past five years and his fund holdings are set forth in the prospectus.

Mr. Calabro joined the portfolio team for the fund in April 2008. Since April 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 1992 to 2005, he was employed by MFS Investments as a Portfolio Manager. He owned no fund shares in any Putnam fund as of March 31, 2008.

PUTNAM INVESTMENTS	251318 5/08